                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





                                 Date of Report
                (Date of earliest event reported):  August 15, 1996


                            SUN HEALTHCARE GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                   Delaware              1-12040              85-0410612
--------------------------------------------------------------------------------
          State or other jurisdiction   Commission            IRS Employer
               of incorporation         File Number        Identification No.


                                101 Sun Lane, N.E.
                           Albuquerque, New Mexico 87109
                     ----------------------------------------
                     (Address of Principal Executive Offices)


                         Registrant's Telephone Number,
                       Including Area Code:  (505) 821-3355


               This Current Report on Form 8-K consists of __ pages.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS

    On August 15, 1996, a wholly owned subsidiary of Sun Healthcare Group, Inc. ("Sun") purchased certain accounts receivable, inventory, and fixed assets and assumed liabilities under certain contracts and leases from BDO Dunwoody Limited, in its capacity as Court appointed Receiver and Manager of International Managed Health Care Inc. for $4,175,000 Canadian Dollars ($3,051,000 U.S. Dollars as of August 15, 1996). On that date, International Managed Health Care Inc. operated multi-disciplinary rehabilitation facilities providing physical treatment and psychological and vocational rehabilitation therapy services.

    The above acquisition was financed by borrowings under Sun's revolving line of credit with NationsBank of Texas, N.A. as administrative lender.

    The above acquisition was previously reported on the Company's Current Report on Form 8-K, dated August 15, 1996. This filing provides the required audited and pro forma financial information.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

A.  Financial Statements of Acquired Business

    Audited financial statements of specified rehabilitation facilities of International Managed Health Care Inc. as of and for the year ended December 31, 1995.

B.  Pro Forma Financial Information for Sun and Acquired Businesses
    (unaudited)

    1.   Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996.

    2.   Notes to Pro Forma Condensed Consolidated Balance Sheet.

    3. Pro Forma Condensed Consolidated Statement of Earnings for the year ended December 31, 1995.

    4. Pro Forma Condensed Consolidated Statement of Earnings for the six months ended June 30, 1996.

    5.   Notes to Pro Forma Condensed Consolidated Statements of Earnings.

C.  Exhibits

    Exhibit 2.1 (1) Agreement of purchase and sale between BDO Dunwoody Limited, in its capacity as Court appointed Receiver and Manager of International Managed Health Care, Inc. and Columbia Centre for Rehabilitation, Inc.

    Exhibit 2.2 (1) Agreement amending agreement of purchase and sale between BDO Dunwoody Limited, in its capacity as Court appointed Receiver and Manager of International Managed Health Care, Inc. and Columbia Centre for Rehabilitation, Inc.

    Exhibit 23.1   Consent of KPMG

    (1) Incorporated by reference from exhibits to the Company's Form 8-K dated August 15, 1996.

                  A. Financial Statements of Acquired Business

The following consolidated financial statements for specified rehabilitation facilities of International Managed Health Care Inc. have been prepared under accounting principles generally accepted in Canada. The consolidated financial statements for these businesses are presented in Canadian Dollars as represented by the $ symbol.

                        Financial Statements of

                        THE SPECIFIED REHABILITATION FACILITIES OF

                        INTERNATIONAL MANAGED HEALTH CARE INC.
                        (Canadian Operations)

                        Twelve month period ended December 31, 1995

AUDITORS' REPORT


To BDO Dunwoody Limited as Receiver and Manager of
International Managed Health Care Inc.

We have audited the balance sheet of Specified Rehabilitation Facilities ("Facilities") of International Managed Health Care Inc. as at December 31, 1995 and the statements of operations and changes in cash flows for the twelve month period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Facilities as at December 31, 1995 and the results of their operations and changes in their cash flows for the twelve month period then ended in accordance with generally accepted accounting principles.

Chartered Accountants

Toronto, Canada
February 29, 1996 except
as to notes 2(a), 4(g), 5(g), 7 and 12
which are as of October 29, 1996

COMMENTS BY AUDITORS FOR U.S. READERS ON CANADA-U.S. REPORTING DIFFERENCES

In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going concern, such as those described in notes 1 and 12 to the financial statements. Our report to BDO Dunwoody Limited as Receiver and Manager of International Managed Health Care Inc. dated February 29, 1996 except as to notes 2(a), 4(g), 5(g), 7 and 12 which are as of October 29, 1996 is expressed in accordance with Canadian reporting standards which do not permit a reference to such events and conditions in the auditors' report when these are adequately disclosed in the financial statements.

Chartered Accountants

Toronto, Canada
February 29, 1996 except
as to notes 2(a), 4(g), 5(g), 7 and 12
which are as of October 29, 1996

THE SPECIFIED REHABILITATION FACILITIES OF
INTERNATIONAL MANAGED HEALTH CARE INC.
Balance Sheet

December 31, 1995

--------------------------------------------------------------------------------

ASSETS

Current assets:
   Accounts receivable (net of allowance for doubtful
     accounts of $222,645)                                        $  2,724,131
   Prepaid expenses and deposits                                       160,823
   ----------------------------------------------------------------------------
                                                                     2,884,954

Capital assets (note 3)                                              2,951,203

--------------------------------------------------------------------------------
                                                                  $  5,836,157
--------------------------------------------------------------------------------
LIABILITIES AND HEAD OFFICE ACCOUNT

Current liabilities:
   Bank indebtedness (note 4)                                     $  4,007,112
   Accounts payable and accrued liabilities                          1,250,220
   Notes payable (note 5)                                            3,125,740
   ----------------------------------------------------------------------------
                                                                     8,383,072

Deferred leasehold inducement (note 6)                                 258,982
Head office account (note 7)                                       (2,805,897)

--------------------------------------------------------------------------------
                                                                  $  5,836,157
--------------------------------------------------------------------------------


Future operations (note 1)
Lease commitments (note 8)
Contingencies (note 11)
Subsequent event (note 12)

See accompanying notes to financial statements.

THE SPECIFIED REHABILITATION FACILITIES OF
INTERNATIONAL MANAGED HEALTH CARE INC.
Statement of Operations

Twelve month period ended December 31, 1995

--------------------------------------------------------------------------------

Revenue                                                           $  7,945,487

Expenses (note 2(a)):
   Operating and administrative                                      5,922,345
   Operating and administrative charges allocated
     from IMHC                                                       3,604,587
   Interest and bank charges                                           521,001
   Amortization                                                        361,718
   ----------------------------------------------------------------------------
                                                                    10,409,651

--------------------------------------------------------------------------------
Loss for the twelve month period                                $  (2,464,164)
--------------------------------------------------------------------------------


See accompanying notes to financial statements.

THE SPECIFIED REHABILITATION FACILITIES OF
INTERNATIONAL MANAGED HEALTH CARE INC.
Statement of Changes in Cash Flows

Twelve month period ended December 31, 1995

--------------------------------------------------------------------------------

Cash flows used in operating activities:
   Loss for the year                                             $  (2,464,164)
     Adjustments to determine net cash flows:
       Net change in deferred lease inducements                        142,794
       Amortization of capital assets                                  361,718
   Net change in non-cash working capital:
       Accounts receivable                                          (1,906,913)
       Prepaid expenses and deposits                                  (160,823)
       Accounts payable and accrued liabilities                        381,605
   ----------------------------------------------------------------------------
   Net cash used in operating activities                            (3,645,783)

Cash flows used in investing activities:
   Purchase of capital assets                                       (2,222,432)

Cash flows from financing activities:
   Notes payable                                                     2,651,746
   Bank indebtedness                                                 3,147,196
   Head office account (note 7)                                         69,273
   ----------------------------------------------------------------------------
   Net cash from financing activities                                5,868,215
--------------------------------------------------------------------------------

Change in cash                                                            -

Cash, beginning of period                                                 -

--------------------------------------------------------------------------------
Cash, end of period                                              $        -
--------------------------------------------------------------------------------


See accompanying notes to financial statements.

THE SPECIFIED REHABILITATION FACILITIES OF
INTERNATIONAL MANAGED HEALTH INC.
Notes to Financial Statements

Twelve month period ended December 31, 1995
-------------------------------------------------------------------------------

International Managed Health Care Inc. (the "Company" or "IMHC") operated multi-disciplinary rehabilitation facilities providing physical treatment, psychological and vocational rehabilitation services, including cardiac and weight management programs to accelerate the recovery process of patients. These special purpose financial statements consist of the assets, liabilities, revenues and expenses of certain rehabilitation facilities (the "Specified Rehabilitation Facilities" or the "Facilities"). The assets of the Facilities (excluding prepaid expenses and deposits) and certain contractual obligations were acquired by Columbia Centre for Rehabilitation Inc., under a purchase and sale agreement dated August 1, 1996. All dollar amounts in the financial statement and the notes thereto are presented in Canadian currency.

1.   FUTURE OPERATIONS:

     The Specified Rehabilitation Facilities incurred an operating loss during the twelve months ended December 31, 1995, has a cash deficiency, and a working capital deficiency of $5,498,118.

     In addition, the Company is required to meet certain financial and other covenants. As at December 31, 1995, the Company has failed to meet certain of these financial covenants and is in default on several notes payable (notes 4 and 5). The future of the Company is dependent upon the actions of its creditors and its ability to overcome its cash and working capital deficiencies through profitable operations or other means (note 12). Subsequent to year end, the assets of the Facilities (excluding prepaid expenses and deposits) and certain contractual obligations (note 8) were sold to Columbia Centre for Rehabilitation Inc.

     These financial statements have been prepared on a going concern basis, which assumes the realization of assets and discharge of liabilities in the ordinary course of business. A failure to continue as a going concern would require that stated amounts of assets and liabilities be reflected on a liquidation basis which could differ from that of the going concern basis.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     These special purpose financial statements have been prepared in accordance with generally accepted accounting principles as formulated by the Canadian Institute of Chartered Accountants. There are no significant differences between Canadian accounting principles and those applicable in the United States that would affect these financial statements. The significant policies are as follows:

-------------------------------------------------------------------------------

     (a)  Basis of presentation:

          The accompanying financial statements present the financial position and results of operations of the Facilities as if such facilities had operated as a separate corporate entity unaffiliated with IMHC. Accordingly, the results of operations reflect expenses common to all facilities of IMHC allocated to the Facilities using the allocation methods described below. It is management's assertion that the cost allocation methods used are a practical and reasonable method of allocation of common expenses to all Facilities of IMHC.

          Bank indebtedness, notes payable and related interest and bank charges are allocated to the Facilities in these financial statements in the same proportion as the sum of the Facilities' (a) net income/loss; less (b) amount of capital additions during the year; less (c) balance of outstanding receivables and work-in-process of the Company as at December 31, 1995 is, as compared to the Company's sum of the same items.

          Operating and administrative expenses and accounts payable and accrued liabilities are allocated to the Facilities on the same proportionate basis as Facilities' revenue is to the Company's revenue.

          Prepaid expenses and deposits are allocated to the Facilities on a proportionate basis.

          Revenues, accounts receivable, capital assets, leasehold inducements and related amortization are those of the Specified Rehabilitation Facilities.

     (b)  Capital assets:

          Capital assets are recorded at cost and amortized over their estimated useful lives as follows:


--------------------------------------------------------------------------------
     Asset                      Basis                                     Rate
--------------------------------------------------------------------------------

     Furniture and fixtures     Declining balance                          20%
     Clinical equipment         Declining balance                          20%
     Computer hardware          Declining balance                          30%
     Computer software          Straight line                      Over 1 year
     Leasehold improvements     Straight line       Over the term of the lease
                                                    plus one renewal term to a
                                                           maximum of 10 years

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     (c)  Lease inducements:

          Where the Company is given a rent-free period or receives a cash sum as a lease inducement, the benefit of the rent-free period and cash inducement is recorded as a deferred lease inducement and is amortized as a reduction of rent expense over the term of the lease.

     (d)  Pre-operating costs:

          The Company expenses certain start-up costs related to the pre-operating period of rehabilitation facilities.

3.   CAPITAL ASSETS:

--------------------------------------------------------------------------------
                                                    Accumulated       Net book
                                         Cost      amortization          value
--------------------------------------------------------------------------------
     Furniture and fixtures       $   297,417       $    56,550    $   240,867
     Clinical equipment               727,416           110,520        616,896
     Computer hardware                309,842            86,445        223,397
     Computer software                 16,801            12,234          4,567
     Leasehold
       improvements                 2,066,680           201,204      1,865,476

--------------------------------------------------------------------------------
                                  $ 3,418,156       $   466,953    $ 2,951,203
--------------------------------------------------------------------------------

4.   BANK INDEBTEDNESS:


--------------------------------------------------------------------------------

   Bank indebtedness of the Company:
     Non-revolving loan (a)                                        $   350,000
     Commercial term loan (b)                                        1,062,500
     Operating loans and bulge facility (c)                          2,320,000
     Additional bulge facility (d)                                   1,850,000
     Bank overdraft                                                    201,030
   ----------------------------------------------------------------------------
                                                                     5,783,530

     Less portion of bank indebtedness not related to
        the Facilities (g)                                           1,776,418

--------------------------------------------------------------------------------
                                                                   $ 4,007,112
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     (a) The non-revolving loan bears interest at prime plus 1% per annum and matures on January 21, 2000.

     (b) The commercial term loan bears interest at prime plus 0.75% per annum and matures on March 21, 2000.

     (c) The operating loans bear interest at rates ranging from prime plus 0.75% to prime plus 1.5% per annum and are due on demand.

          The bulge facility is secured by a general security agreement and an assignment of fire insurance and a mortgage on chattels.

     (d) The additional bulge facility bears interest at prime plus 1.5% per annum and is due on demand.

     (e) The Company is in breach of certain of its covenants on these loans. As a result, the commercial term and non-revolving loan have been included as a current liability.

     (f) At February 29, 1996, the bank has not provided a waiver nor have they indicated their intentions with regards to this indebtedness.

     (g) Bank indebtedness is allocated to the Facilities as described in note 2(a).

5.   NOTES PAYABLE:

--------------------------------------------------------------------------------

   Notes payable of the Company, issued as follows:
     October 17, 1991                                              $   500,000
     December 12, 1991                                                 550,000
     March 3, 1995                                                     500,000
     April 5, 1995                                                     500,000
     May 9, 1995                                                       500,000
     June 16, 1995                                                     500,000
     September 6, 1995                                                 600,000
     November 20, 1995                                                 600,000
     -------------------------------------------------------------------------
                                                                     4,250,000
     Accrued interest                                                  261,431
     -------------------------------------------------------------------------
                                                                     4,511,431

   Less portion of notes payable not related to
     the Facilities (g)                                              1,385,691

--------------------------------------------------------------------------------
                                                                   $ 3,125,740
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

   (a) The Company's majority shareholder advanced funds under promissory notes bearing interest at prime plus 1% in the amount of $4,250,000 with different maturity dates.
   (b) As at December 31, 1995, the Company was in default on $3,050,000 in principal repayments and $238,202 of accrued interest.
   (c) Subsequent to the year end, on January 6, 1996, the Company defaulted on a note due of $600,000 and related interest of $17,250.
   (d) The further promissory note of $600,000 and related interest of $5,979 is due on March 20, 1996.
   (e) On February 29, 1996, the majority shareholder issued a further promissory note of $525,000 bearing interest at 8% per annum, and due on April 29, 1996.
   (f) The Company's majority shareholder has not indicated its intentions with regard to the promissory notes and interest in default.
   (g)  Notes payable are allocated to the Facilities as described in note
        2(a).

6. DEFERRED LEASEHOLD INDUCEMENT:

   ----------------------------------------------------------------------------

   Leasehold inducement                                             $  301,379

   Accumulated amortization                                            (42,397)

   ----------------------------------------------------------------------------
                                                                    $  258,982
   ----------------------------------------------------------------------------

7. HEAD OFFICE ACCOUNT:

   The Facilities cash requirements are met by IMHC. All operating, investing and financing requirements are funded either through net earnings or IMHC. The activity in the Head Office Account can be summarized as follows:

   ----------------------------------------------------------------------------

   Head Office Account, beginning of period                      $    (411,006)
   Net loss for the twelve month period                             (2,464,164)
   Net transactions/allocations with IMHC                               69,273

   ----------------------------------------------------------------------------
   Head Office Account, end of period                            $  (2,805,897)
   ----------------------------------------------------------------------------

-------------------------------------------------------------------------------

8.  LEASE COMMITMENTS:

    The Company is committed under operating lease agreements with respect to the Specified Rehabilitation Centres, for rental of furniture and fixtures, clinical equipment, computer equipment, automobile, and clinic and office space requiring aggregate minimum annual lease payments as follows:


    ---------------------------------------------------------------------------

    1996                                                          $  1,071,991
    1997                                                             1,022,112
    1998                                                               968,575
    1999                                                               803,477
    2000                                                               342,868
    Thereafter                                                       1,154,850

    ---------------------------------------------------------------------------
                                                                  $  5,363,873
    ---------------------------------------------------------------------------

9.  RELATED PARTY TRANSACTIONS:

    Details of amounts paid, receivable or payable by the Company to related parties as at December 31, 1995 and for the twelve months then ended (note
    12) are as follows:


     (a) The Company provided case management services for referrals made by the majority shareholder, and the revenue for the twelve month period amounts to $65,853.

     (b) Included in accounts receivable are amounts of $102,585 billed by the Company to clients of a law firm in which a shareholder of the Company is a partner. A personal guarantee has been provided by the partner in the law firm for amounts receivable which were billed by the Company to clients of the law firm.

10.  INCOME TAXES:

     The Specified Rehabilitation Facilities results have been included in the federal and provincial income tax returns of the Company. The Facilities have accounting losses which have not been recognized in these financial statements as there is no reasonable assurance that the Facilities will produce sufficient revenues to offset such losses.

-------------------------------------------------------------------------------

11.  CONTINGENCIES:

     The Company was named defendant in two wrongful dismissal lawsuits. Also, on February 8, 1996, the Company was notified that it may be named as co-defendant in a wrongful dismissal lawsuit. Appropriate provision has been made in the financial statements where management believes such claims to have merit. No provision has been made for those claims which, in the opinion of management, are without substantial merit or where it is not possible to estimate the outcome.

12.  SUBSEQUENT EVENT:

     On June 7, 1996, the courts appointed BDO Dunwoody Limited as Receiver and Manager of all of the assets, property and undertakings of IMHC.
     The assets (excluding prepaid expenses and deposits) and certain contractual obligations of the Facilities thereafter were sold to Columbia Centre for Rehabilitation Inc. pursuant to court approval granted
     August 13, 1996.

     B.    Pro Forma Financial Information for Sun and Acquired Businesses

                             SUN HEALTHCARE GROUP, INC.
                           PRO FORMA FINANCIAL INFORMATION

    The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996 is presented by combining, with the adjustments described in the accompanying notes, (i) the historical assets, liabilities, and stockholders' equity of Sun Healthcare Group, Inc. ("Sun") as of June 30, 1996 which includes the accounts of H.T.A. of New York, Inc. and H.T.A. of New Jersey, Inc. ("HTA") acquired by Sun effective June 28, 1996, (ii) as adjusted to reflect the effects of the acquisitions of 3270262 Canada Inc. which includes Yorkview Physiotherapy Centre and Robert Weisz -Physiotherapist ("3270262 Canada") acquired by Sun effective July 2, 1996, Aqua Rehabilitation, Inc. ("Aqua") acquired by Sun effective July 2, 1996, and minority interest investments of Ashbourne PLC ("Ashbourne") acquired by Sun during the period from February 1, 1996 to July 8, 1996 ("Prior Acquisitions") as if these acquisitions had been consummated as of January 1, 1995, and (iii) as further adjusted to reflect the acquisition of certain of the assets and liabilities from International Managed Health Care Inc. ("IMHC") acquired by Sun effective August 15, 1996 as if this acquisition had been consummated on January 1, 1995.

    The Unaudited Pro Forma Condensed Consolidated Statements of Earnings for the year ended December 31, 1995 and for the six months ended June 30, 1996 are presented by combining, with the adjustments described in the accompanying notes, (i) the results of operations of Sun Healthcare Group, Inc. ("Sun") for such year and six month period, (ii) as adjusted to reflect the effects of the Prior Acquisitions, which includes the results of operations of HTA acquired by Sun effective June 28, 1996, as if these Prior Acquisitions had been consummated on January 1, 1995, and (iii) as further adjusted to reflect the results of operations of certain clinics of which certain of the assets and liabilities were acquired from IMHC as if the acquisition of the certain assets and liabilities had been consummated on January 1, 1995.

    The Unaudited Pro Forma Condensed Consolidated Financial Statements do not necessarily reflect the financial condition or the results of operations of Sun that would have actually resulted had these acquisitions occurred as of January 1, 1995 and for the periods indicated or of the future results of operations or the future financial position of Sun. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in connection with the financial statements of IMHC included elsewhere in this Current Report on Form 8-K and various financial statements of HTA, 3270262 Canada, Aqua and Ashbourne as filed in a previous Current Report on Form 8-K dated June 30, 1996 and the financial statements of Sun as included in Sun's Annual Report on Form 10-K and as amended on Form 10-K/A-1.

                SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AT JUNE 30, 1996


                                                                      Prior
                                                                   Acquisitions                 Pro Forma
                                                       Prior         Pro Forma                 Acquisition
                                           Sun      Acquisitions    Adjustments      IMHC      Adjustments     Pro Forma
                                       ---------    ------------   ------------    --------    -----------     ---------
                                                                          (In thousands)
Current assets
   Cash and cash equivalents          $    9,415         $ 93         $    -       $     -      $     -        $     9,508
   Restricted cash                         2,315            -              -             -            -              2,315
   Receivables, net                      278,489          541              -         2,127          (702)          280,455
   Other current assets                   35,102            6              -            94           (94)           35,108
                                       ---------    ------------   ------------    --------    -----------     -----------
      Total current assets               325,321          640              0         2,221          (796)          327,386

   Property and equipment, net           231,420           39              -         2,839        (2,108)          232,190
   Goodwill, net                         410,039            -          2,344(a)          -           895           413,278

   Other assets, net                     103,786           46            544(b)         27           (27)          104,376
   Deferred tax asset                      6,457            -              -             -             -             6,457
                                       ---------    ------------   ------------    --------    -----------     -----------
      Total assets                    $1,077,023         $725         $2,888       $ 5,087      $ (2,036)       $1,083,687
                                       ---------    ------------   ------------    --------    -----------     -----------
                                       ---------    ------------   ------------    --------    -----------     -----------

Current liabilities:
   Current portion of long-term debt  $   14,831         $  -         $    -       $ 7,913      $ (7,913)       $   14,831
   Other current liabilities              86,493          125              -           674          (674)           86,618
                                       ---------    ------------   ------------    --------    -----------     -----------
      Total current liabilities          101,324          125              -         8,587        (8,587)          101,449

   Long-term debt, net of current
      portion                            379,724            -          2,944(a)          -         3,051           386,263
                                                                         544(b)

   Other long-term liabilities            15,629            -              -           184          (184)           15,629
                                       ---------    ------------   ------------    --------    -----------     -----------
      Total liabilities                  496,677          125          3,488         8,771        (5,720)          503,341

   Minority interest                       2,687            -              -             -             -             2,687

   Stockholders' equity                  577,659          600           (600)(a)    (3,684)        3,684           577,659
                                       ---------    ------------   ------------    --------    -----------     -----------
      Total liabilities and
        stockholders' equity          $1,077,023         $725         $2,888        $5,087       $(2,036)       $1,083,687
                                       ---------    ------------   ------------    --------    -----------      -----------
                                       ---------    ------------   ------------    --------    -----------      -----------


                        See accompanying notes to Unaudited Pro Forma
                             Condensed Consolidated Balance Sheet

                                  SUN HEALTHCARE GROUP, INC.
                           NOTES TO UNAUDITED PRO FORMA CONDENSED
                                 CONSOLIDATED BALANCE SHEET


(1) Prior Acquisitions Pro Forma Adjustments.

    The adjustments resulting from Sun's prior acquisitions of 3270262 Canada, Aqua, and Ashbourne are as follows:

    (a) On July 2, 1996, Sun completed the acquisition of all of the outstanding stock of 3270262 Canada and Aqua for $4,014,000 Canadian Dollars ($2,944,000 U.S. Dollars as of June 30, 1996) in cash. The book value of the 3270262 Canada equity was $600,000 U.S. Dollars as of June 30, 1996 from which the remaining purchase price of $2,344,000 U.S. Dollars was allocated to goodwill. The acquisition was funded by additional borrowings under the NationsBank Credit Facility.

    (b) Subsequent to June 30, 1996, Sun acquired an additional .5% minority interest in Ashbourne for $544,000 which was funded by additional borrowings under the NationsBank Credit Facility.

(2) IMHC Pro Forma Adjustments.

    (a) On August 15, 1996, Sun purchased certain accounts receivable, inventory, fixed assets and assumed liabilities under certain contracts and leases from BDO Dunwoody Limited, in its capacity as Court appointed Receiver and Manager of International Managed Health Care Inc. for $4,175,000 Canadian Dollars ($3,051,000 U.S. Dollars as of August 15, 1996) in cash. The fair market value of the purchased assets and assumed liabilities was $2,156,000 U.S. Dollars as of June 30, 1996 from which the remaining purchase price of $895,000 U.S. Dollars was allocated to goodwill. The acquisition was funded by additional borrowings under the NationsBank Credit Facility.

                           SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                       FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                      Prior
                                                                   Acquisitions                 Pro Forma
                                                       Prior         Pro Forma                 Acquisition
                                           Sun      Acquisitions    Adjustments      IMHC      Adjustments     Pro Forma
                                       ---------    ------------   ------------    --------    -----------     ---------
                                                                         (In thousands)
Total net revenues                    $1,135,508       $14,904         $    -        $5,791      $(2,071)(b)  $1,154,132
                                       ---------    ------------   ------------    --------    -----------     ---------

Costs and expenses:
   Operating                             929,493        11,968           (833)(d)     6,944       (2,944)(b)     944,262
                                                                                                    (366)(c)
   Corporate general and administrative   51,468             -              -             -            -          51,468

   Provision for losses on accounts
      receivable                          14,623           434              -             -            -          15,057

   Depreciation and amortization          27,734            28            332(a)        264           45 (a)      28,362
                                                                          143(b)                    (107)(b)
                                                                                                     (77)(d)

   Interest, net                          21,829             1          1,381(c)        380         (187)(b)      23,440
                                                                                                    (193)(e)
                                                                                                     229 (f)

   Conversion expense                      3,256             -              -             -              -         3,256

   Merger expenses                         5,800             -              -             -              -         5,800

   Strike costs                            4,006             -              -             -              -         4,006

   Investigation and litigation costs      5,505             -              -             -              -         5,505

   Impairment loss                        59,000             -              -             -              -        59,000
                                       ---------    ------------   ------------    --------    -----------     ---------

      Total costs and expenses         1,122,714        12,431          1,023         7,588         (3,600)    1,140,155
                                       ---------    ------------   ------------    --------    -----------     ---------

Earnings before income taxes and
   extraordinary loss                    12,794          2,473         (1,023)        1,797          1,529        13,977

Pro forma income taxes                   33,362            559            277(e)          -              -        34,198
                                       ---------    ------------   ------------    --------    -----------     ---------

Net earnings (loss) before
   extraordinary loss                  $(20,568)        $1,914        $(1,300)      $(1,797)        $1,529      $(20,221)
                                       ---------    ------------   ------------    --------    -----------     ---------
                                       ---------    ------------   ------------    --------    -----------     ---------
Pro forma net loss before
   extraordinary loss                    ($0.43)                                                                  ($0.43)
                                       ---------                                                               ---------
                                       ---------                                                               ---------
Weighted average numnber of common
   and common equivalent shares
   outstanding                           47,419                                                                   47,419
                                       ---------                                                               ---------
                                       ---------                                                               ---------

                        See accompanying notes to Unaudited Pro Forma Condensed Consolidated Statements of Earnings

                     SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                       FOR THE SIX MONTHS ENDED JUNE 30, 1996


                                                                      Prior
                                                                   Acquisitions                 Pro Forma
                                                       Prior         Pro Forma                 Acquisition
                                           Sun      Acquisitions    Adjustments      IMHC      Adjustments     Pro Forma
                                       ---------    ------------   ------------    --------    -----------     ---------
                                                                         (In thousands)

Total net revenues                      $645,744         $7,877      $    -        $ 3,014      $(1,190)(b)     $655,445
                                       ---------    ------------   ------------    --------    -----------     ---------

Costs and expenses:
   Operating                             531,862          6,443        (231)(d)      4,021       (1,568)(b)      540,431
                                                                                                    (96)(c)

   Corporate general and administrative   29,177              -           -              -            -           29,177

   Provision for losses on accounts
      receivable                           2,463            125           -              -            -            2,588

   Depreciation and amortization          16,489             16         167(a)         264           23 (a)       16,864
                                                                         71(b)                      (73)(b)
                                                                                                    (93)(d)

   Interest, net                          12,911              -         478(c)         392         (126)(b)       13,496
                                                                                                   (266)(e)
                                                                                                    107 (f)
                                       ---------    ------------   ------------    --------    -----------     ---------
      Total costs and expenses           592,902          6,584         485          4,677       (2,092)         602,556
                                       ---------    ------------   ------------    --------    -----------     ---------

Earnings before income taxes              52,842          1,293        (485)        (1,663)         902           52,889

Income taxes                              21,137            276         160(e)           -            -           21,573
                                       ---------    ------------   ------------    --------    -----------     ---------
Net earnings                             $31,705         $1,017       $(645)       $(1,663)     $   902         $ 31,316
                                       ---------    ------------   ------------    --------    -----------     ---------
                                       ---------    ------------   ------------    --------    -----------     ---------
Net earnings per common and common
   equivalent share:

   Primary                                 $0.67                                                                   $0.66
                                       ---------                                                               ---------
                                       ---------                                                               ---------

   Fully diluted                           $0.64                                                                   $0.63
                                       ---------                                                               ---------
                                       ---------                                                               ---------

Weighted average numnber of common and
   common equivalent shares outstanding

   Primary                                47,187                                                                   47,187
                                       ---------                                                               ---------
                                       ---------                                                               ---------

   Fully Diluted                          51,954                                                                   51,954
                                       ---------                                                               ---------
                                       ---------                                                               ---------


                        See accompanying notes to Unaudited Pro Forma Condensed Consolidated Statements of Earnings

                              SUN HEALTHCARE GROUP, INC.
                        NOTES TO UNAUDITED PRO FORMA CONDENSED
                         CONSOLIDATED STATEMENTS OF EARNINGS


(1) Prior Acquisitions Pro Forma Adjustments.

    The adjustments resulting from Sun's prior acquisitions of HTA, 3270262 Canada, Aqua, and Ashbourne are as follows:

    (a) The excess purchase price of HTA, Weisz and Aqua over the fair value of the assets acquired totaled $6,644,000. This excess purchase price will be amortized over an estimated 20 years resulting in additional amortization of $332,000 for the year ended December 31, 1995 and $167,000 for the six months ended June 30, 1996.

    (b) In connection with the purchase of HTA, Sun entered into a non-compete agreement with the seller for $1,000,000. The non-compete agreement will be amortized over its life of seven years resulting in additional amortization of $143,000 for the year ended December 31, 1995 and $71,000 for the six months ended June 30, 1996.

    (c) Represents pro forma interest on borrowings to fund the acquisition of HTA, Weisz, Aqua and Ashbourne.

    (d) Represents the pro forma earnings of Sun's ownership in Ashbourne under the equity method for the periods prior to acquisition by Sun.

    (e) Represents the tax effect of the pro forma adjustments reflected in the Unaudited Pro Forma Condensed Consolidated Statements of Earnings and a pro forma provision for income taxes of $533,000 for the year ended December 31, 1995 and $288,000 for the six months ended June 30, 1996 to present taxes on the results of operations of 3270262 Canada on the basis that is required upon their change in tax status from a sole proprietorship to a corporation. The effective pro forma tax rate for the year ended December 31, 1995 and the six months June 30, 1996 is the Sun effective tax rate considering the permanent difference related to the non-deductible amortization of goodwill.

(2) IMHC Pro Forma Adjustments.

    (a) The excess purchase price of IMHC over the fair value of the net assets acquired totaled $895,000. This excess purchase price will be amortized over an estimated 20 years resulting in additional amortization of $45,000 for the year ended December 31, 1995 and $23,000 for the six months ended June 30, 1996.

    (b) In the purchase agreement, Sun acquired the accounts receivable including the patient lists of four of the clinics. These four clinics were closed prior to the acquisition. For purposes of these pro forma statements of earnings, Sun has eliminated the results of operations of these four clinics.

    (c) Represents amounts eliminated for duplicate corporate and administrative expenses that were eliminated after the purchase. Such duplicate corporate and administrative expenses consist primarily of payroll and benefits for former corporate employees not continuing with the merged company.

    (d) As a result of the purchase, the property and equipment that was purchased was revalued at fair market value. Accordingly, depreciation and amortization of $77,000 for the year ended December 31, 1995 and $93,000 for the six months ended June 30, 1996 has been eliminated.

    (e) Represents the elimination of interest incurred from various borrowings of IMHC which were not assumed by Sun.

    (f) Represents pro forma interest on borrowings to fund the acquisition of IMHC.

    (g) The results of operations of IMHC have not been adjusted in accordance with Statement of Financial Accounting Standards No. 109 ("FAS 109") to reflect a income tax benefit resulting from the losses incurred by IMHC during the year or six month period since IMHC has had a history of operating losses.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, Sun Healthcare Group, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 28, 1996                    SUN HEALTHCARE GROUP, INC.

                                           /s/ Robert D. Woltil
                                          ------------------------------------
                                          Robert D. Woltil
                                          Senior Vice-President of Financial
                                          Services and Chief Financial Officer